SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              April 7, 2004
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                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Alabama                 1-3164                     63-0004250
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(State or other jurisdiction  (Commission File      (IRS Employer Identification
        of incorporation)         Number)                      No.)


600 North 18th Street, Birmingham, Alabama                  35291
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 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code       (205) 257-1000
                                                  ------------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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2

Item 5. Other Events.

     On April 7, 2004, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $150,000,000 aggregate principal amount of its Series AA 5 5/8% Senior Notes due April 15, 2034 (the "Series AA Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) of the Company.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                    1.1 Underwriting Agreement, dated April 7, 2004 relating to the Series AA Senior Notes among the Company and Morgan Stanley & Co. Incorporated as the representative of the several underwriters named in Schedule I to the Underwriting Agreement.

                    4.2 Twenty-Seventh Supplemental Indenture to Senior Note Indenture dated as of April 21, 2004, providing for the issuance of the Series AA Senior Notes.

                    4.7 Form of Series AA Senior Note (included in Exhibit 4.2 above).

                    5.1 Opinion of Balch & Bingham LLP relating to the Series AA Senior Notes.

                   12.1  Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     April 21, 2004                                ALABAMA POWER COMPANY



                                                        By /s/Wayne Boston
                                                            Wayne Boston
                                                        Assistant Secretary